UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act File Number 811-22551

MAINSTAY MACKAY DEFINEDTERM MUNICIPAL OPPORTUNITIES FUND

(Exact name of Registrant as specified in charter)

51 Madison Avenue, New York, NY 10010

(Address of principal executive offices) (Zip code)

J. Kevin Gao, Esq.

30 Hudson Street

Jersey City, New Jersey 07302

(Name and address of agent for service)

Registrant’s telephone number, including area code: (212) 576-7000

Date of fiscal year end: May 31

Date of reporting period: November 30, 2018

FORM N-CSR

Item 1.	Reports to Stockholders.

MainStay MacKay DefinedTerm Municipal Opportunities Fund

(Formerly known as MainStay DefinedTerm Municipal Opportunities Fund)

Message from the President and Semiannual Report

Unaudited  |  November 30, 2018  |  NYSE Symbol MMD

Beginning on January 1, 2021, paper copies of MainStay Fund annual and semiannual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from MainStay Funds or from your financial intermediary. Instead, the reports will be made available on the MainStay Funds’ website. You will be notified by mail and provided with a website address to access the report each time a new report is posted to the website.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. At any time, you may elect to receive reports and other communications from MainStay Funds electronically by calling toll-free 800-624-6782, by sending an e-mail to MainStayShareholderServices@nylim.com, or by contacting your financial intermediary.

You may elect to receive all future shareholder reports in paper form free of charge. If you hold shares of a MainStay Fund directly, you can inform MainStay Funds that you wish to receive paper copies of reports by calling toll-free 800-624-6782 or by sending an e-mail to MainStayShareholderServices@nylim.com. If you hold shares of a MainStay Fund through a financial intermediary, please contact the financial intermediary to make this election. Your election to receive reports in paper form will apply to all MainStay Funds in which you are invested and may apply to all funds held with your financial intermediary.

Not FDIC/NCUA Insured	Not a Deposit	May Lose Value	No Bank Guarantee	Not Insured by Any Government Agency

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Message from the President

During the six-months ended November 30, 2018, municipal bonds provided mixed performance. Most of the sector experienced mild price declines on pressure from rising interest rates. However, municipal bond returns improved during the closing month of the reporting period as inflationary concerns subsided.

Positive core U.S. economic data bolstered returns for most fixed-income securities during the first three months of the reporting period. Municipal bonds further benefited from positive supply and demand dynamics, with new issuances down significantly from 2017 and strong demand from individual investors. However, concerns about rising interest rates, along with global trade tensions and uncertainties regarding future U.S. economic growth drove bond prices lower in September and October 2018. All types and durations of bonds struggled in this environment, with longer-term instruments tending to underperform shorter-term ones, high-yield securities underperforming higher-grade ones, and all grades of corporate bonds underperforming more conservative government issues. While municipal bonds declined as well, most outperformed their taxable government and corporate counterparts.

In November 2018, dovish comments by Jerome Powell, Chairman of the Federal Reserve Board, regarding future interest rate hikes eased investors’ inflation-related concerns and bonds recovered much of the ground they’d lost in the previous months. Municipal bonds also benefited from positive state and local trends in revenue and economic growth. Municipal bonds issued by Puerto Rico and the U.S. Virgin Islands rebounded strongly as the territories recovered from the impact of hurricanes that occurred in 2017.

In the U.S. stock market, equities generally gained ground, despite high levels of volatility. While stock prices were supported by continued economic growth and rising levels of corporate earnings, they were also buffeted by the inflation, trade and growth concerns affecting bond markets. Economic growth in the rest of the world proved more moderate. Despite gradual improvements in the decade since the 2007-2008 financial crisis, much of the developed world outside of the United States continued to exhibit relatively modest gross domestic product (GDP) growth rates and high levels of unemployment. International stock markets were further undermined by increasingly protectionist U.S. trade policies.

The report that follows contains additional information on the market events, investment decisions and specific securities that shaped the performance of MainStay MacKay DefinedTerm Municipal Opportunities Fund during the six months ended November 30, 2018. We encourage you to read the report carefully and use it to evaluate your Fund’s performance in light of your long-range financial plan.

Sincerely,

Kirk C. Lehneis

President

The opinions expressed are as of the date of this report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment. Past performance is no guarantee of future results.

Not part of the Semiannual Report

Certain material in this report may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates and information about possible or future results or events related to the Fund, market or regulatory developments. The views expressed herein are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed herein are subject to change at any time based upon economic, market, or other conditions and the Fund undertakes no obligation to update the views expressed herein.

Fund Performance and Statistics (Unaudited)

Performance data quoted represents past performance of Common shares of the Fund. Past performance is no guarantee of future results. Because of market volatility and other factors, current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. For performance information current to the most recent month-end, please visit nylinvestments.com/mmd.

Total Returns	Six months	One Year	Five Years	Since Inception 6/26/12

Net Asset Value (“NAV”)[1]	1.17%	4.56%	9.68%	6.96%

Market Price[1]	3.41	5.33	11.84	6.17

Bloomberg Barclays Municipal Bond Index[2]	0.42	1.13	3.52	2.83

Morningstar Muni National Long Category Average[3]	–0.59	0.31	6.04	4.58

Fund Statistics (as of November 30, 2018)

NYSE Symbol	MMD	Premium/Discount[4]	–1.46%

CUSIP	56064K100	Total Net Assets (millions)	$546.7

Inception Date	6/26/12	Total Managed Assets (millions)[5]	$864.7

Market Price	$19.55	Leverage[6]	36.5%

NAV	$19.84	Percent of AMT Bonds[7]	1.91%

1.	Total returns assume dividends and capital gains distributions are reinvested. For periods of less than one year, total return is not annualized.
2.

The Bloomberg Barclays Municipal Bond Index is considered representative of the broad market for investment-grade, tax-exempt bonds with a maturity of at least one year. Bonds subject to the alternative minimum tax or with floating or zero coupons are excluded. An investment cannot be made directly in an index.

3.

The Morningstar Muni National Long Category Average is representative of funds that invest in bonds issued by various state and local governments to fund public projects. The income from these bonds is generally free from federal taxes. These portfolios have durations of more than 7 years. Results are based on average total returns of similar funds with all dividends and capital gain distributions reinvested.

4.	Premium/Discount is the percentage (%) difference between the market price and the NAV. When the market price exceeds the NAV, the Fund is trading at a premium. When the market price is less than the NAV, the Fund is trading at a discount.
5.

“Managed Assets” is defined as the Fund’s total assets, minus the sum of its accrued liabilities (other than Fund liabilities incurred for the purpose of creating effective leverage (i.e. tender option bonds) or Fund liabilities related to liquidation preference of any Preferred shares issued).

6.

Leverage is based on the use of proceeds received from tender option bond transactions, issuance of Preferred shares, funds borrowed from banks or other institutions or derivative transactions, expressed as a percentage of Managed Assets.

7.

Alternative Minimum Tax (“AMT”) is a separate tax computation under the Internal Revenue Code that, in effect, eliminates many deductions and credits and creates a tax liability for an individual who would otherwise pay little or no tax.

5

Portfolio Composition as of November 30, 2018† (Unaudited)

Puerto Rico (a)	17.5%
Illinois	15.9
California	10.6
Michigan	9.6
Texas	6.2
New York	4.9
Florida	4.7
U.S. Virgin Islands	3.2
Virginia	3.1
Washington	3.1
Maryland	2.6
Pennsylvania	2.6
Nebraska	2.5
Kansas	2.4
Ohio	1.9
Rhode Island	1.9

Guam	1.8%
Nevada	1.6
South Carolina	1.3
New Jersey	0.7
North Dakota	0.5
District of Columbia	0.4
New Hampshire	0.4
Colorado	0.3
Arizona	0.2
Georgia	0.2
Minnesota	0.2
Wisconsin	0.1
Other Assets, Less Liabilities	–0.4

100.0%

See Portfolio of Investments beginning on page 9 for specific holdings within these categories. The Fund’s holdings are subject to change.

Top Ten Holdings or Issuers Held as of November 30, 2018# (Unaudited)

1.	Commonwealth of Puerto Rico, Public Improvement, Unlimited General Obligation, 4.50%–6.00%, due 7/1/19–7/1/37 (b)
2.	Great Lakes Water Authority, Sewage Disposal System, Revenue Bonds, 5.00%–5.25%, due 7/1/32–7/1/39
3.	Puerto Rico Highway & Transportation Authority, Revenue Bonds, 4.95%–5.50%, due 7/1/25–7/1/36 (b)
4.	Texas Water Development Board, Revenue Bonds, 5.00%, due 4/15/49
5.	County of Orange FL Tourist Development Tax Revenue, Revenue Bonds, 4.00%, due 10/10/33
6.	University of California, Regents Medical Center, Revenue Bonds, 5.00%, due 5/15/43
7.	Chicago Board of Education, Unlimited General Obligation, 5.50%–7.00%, due 12/1/39–12/1/44
8.	Michigan Finance Authority, Trinity Health Corp., Revenue Bonds, 5.25%, due 12/1/41
9.	Sales Tax Securitization Corp., Revenue Bonds, 5.25%, due 1/1/48 (b)
10.	Maryland Health & Higher Educational Facilities Authority, Johns Hopkins Health System Obligated Group, Revenue Bonds, 5.00%, due 5/15/43

Credit Quality as of November 30, 2018‡ (Unaudited)

†	As a percentage of Managed Assets.
#	Some of these holdings have been transferred to a Tender Option Bond (“TOB”) Issuer in exchange for the TOB residuals and cash.
‡	As a percentage of total investments.
(a)	As of November 30, 2018, 94.6% of the Puerto Rico municipal securities held by the Fund were insured and all bonds continue to pay full principal and interest.
(b)	Municipal security may feature credit enhancements, such as bond insurance.

6	MainStay MacKay DefinedTerm Municipal Opportunities Fund

Portfolio Management Discussion and Analysis (Unaudited)

Questions answered by portfolio managers Robert DiMella, CFA, John Loffredo, CFA, Michael Petty, Scott Sprauer and David Dowden of MacKay Shields LLC, the Fund’s Subadvisor.

How did MainStay MacKay DefinedTerm Municipal Opportunities Fund perform relative to its benchmark and peer group during the six months ended November 30, 2018?

For the six months ended November 30, 2018, MainStay MacKay DefinedTerm Municipal Opportunities Fund returned 1.17% based on net asset value applicable to Common shares and 3.41% based on market price. At net asset value and at market price, the Fund outperformed the 0.42% return of the Bloomberg Barclays Municipal Bond Index and the –0.59% return of the Morningstar Muni National Long Category Average.1

What factors affected the Fund’s relative performance during the reporting period?

The Fund’s performance relative to the Bloomberg Barclays Municipal Bond Index (“the Index”) benefited from an overweight exposure to credit during the reporting period. The Fund’s weighting in AAA2 and AA+3 securities at the end of the reporting period was 9.99%, compared to the benchmark’s 39.16% weighting. Securities rated BBB+4 and lower held by the Fund made a significant contribution to relative performance, whereas the contribution from securities rated BBB+ and lower added only minimally to Index returns. (Contributions take weightings and total returns into account.) The Fund’s overweight position relative to the Index in insured Puerto Rico securities, as well as unenhanced bonds from the Virgin Islands, further contributed positively to relative performance as the economy in each territory recovered following the 2017 hurricanes.

The Fund’s high-grade, long-duration securities detracted from relative performance as seen in the Bloomberg Valuation Service AAA yield curve,5 which underwent a steepening sell-off with rates higher by 30 basis points for bonds maturing in

30 years compared to only 10 basis points for bonds maturing in 10 years. (A basis point is one one-hundredth of a percentage point.)

Toward the end of the reporting period, several high-yield municipal bond mutual funds experienced fund outflows that led the tobacco sector to underperform, which in turn caused the Fund’s tobacco securities to detract from relative performance.

How was the Fund’s leverage strategy implemented during the reporting period?

The Fund increased its leverage utilizing tender option bonds (TOBs)6 during the reporting period. Increasing the leverage allowed the Fund to reduce its spread7 duration8 risk and maintain an attractive dividend for Fund shareholders. This reduction in credit risk is in line with changes to the Fund’s allocation strategy over the past six months.

During the reporting period, how was the Fund’s performance materially affected by investments in derivatives?

The Fund employed tender option bonds (“TOBs”) to maintain leverage during the reporting period, unwinding one TOB for tax loss swap purposes and adding two additional TOB positions to support monthly dividends. While the municipal market witnessed volatility, the yield curve continued to benefit common stock shareholders with a positive carry9 on leveraged assets.

What was the Fund’s duration strategy during the reporting period?

The Fund’s duration was targeted to remain in a neutral range relative to the Fund’s investable universe as outlined in the Fund’s prospectus. At the end of the reporting period, the Fund’s modified duration to worst10 was 4.02 years unlevered, or 6.38 years leveraged.

1.	See page 5 for more information on benchmark and peer group returns.
2.

An obligation rated ‘AAA’ has the highest rating assigned by Standard & Poor’s (“S&P”), and in the opinion of S&P, the obligor’s capacity to meet its financial commitment on the obligation is extremely strong. When applied to Fund holdings, ratings are based solely on the creditworthiness of the bonds in the portfolio and are not meant to represent the security or safety of the Fund.

3.

An obligation rated ‘AA’ by S&P is deemed by S&P to differ from the highest-rated obligations only to a small degree. In the opinion of S&P, the obligor’s capacity to meet its financial commitment on the obligation is very strong. When applied to Fund holdings, ratings are based solely on the creditworthiness of the bonds in the portfolio and are not meant to represent the security or safety of the Fund. Ratings from ‘AA’ to ‘CCC may be modified by the addition of a plus (+) or minus (–) sign to show relative standing within the major rating categories.

4.

An obligation rated ‘BBB’ by S&P is deemed by S&P to exhibit adequate protection parameters. In the opinion of S&P, however, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation. When applied to Fund holdings, ratings are based solely on the creditworthiness of the bonds in the portfolio and are not meant to represent the security or safety of the Fund.

5.

The yield curve is a line that plots the yields of various securities of similar quality—typically U.S. Treasury issues—across a range of maturities. The U.S. Treasury yield curve serves as a benchmark for other debt and is used in economic forecasting.

6.

Tender option bonds are obligations that grant the bondholder the right to require the issuer or a third party (e.g., a tender agent) to purchase the bonds, usually at par, at certain times or under certain conditions prior to maturity. The tender option right is usually available to the investor on a periodic basis. Often, these are floating-rate securities, with the put option exercisable on the dates when the floating rate changes.

7.

The terms “spread” and “yield spread” may refer to the difference in yield between a security or type of security and comparable U.S. Treasury issues. The terms may also refer to the difference in yield between two specific securities or types of securities at a given time.

8.

Duration is a measure of the price sensitivity of a fixed-income investment to changes in interest rates. Duration is expressed as a number of years and is considered a more accurate sensitivity gauge than average maturity.

9.

Carry is the interest cost of financing securities. A positive carry occurs when the return from a security exceeds the financing cost. A negative carry occurs when the financing cost exceeds the return on the security that has been financed.

10.

Modified duration is inversely related to the approximate percentage change in price for a given change in yield. Duration to worst is the duration of a bond computed using the bond’s nearest call date or maturity, whichever comes first. This measure ignores future cash flow fluctuations due to embedded optionality.

7

During the reporting period, which sectors were the strongest positive contributors to the Fund’s relative performance and which sectors were particularly weak?

The Fund’s overweight exposure to the special tax bond sector provided the strongest contribution to relative performance during the reporting period as investors looked to dedicated revenue sources for incremental income. As discussed earlier, the tobacco sector underperformed.

What were some of the Fund’s largest purchases and sales during the reporting period?

Following the devastating impact of Hurricanes Maria and Irma in 2017, the Fund continued to maintain exposure to securities in both of these territories. However, the Fund reduced high dollar price insured Puerto Rico securities in favor of lower dollar price unenhanced securities.

In August 2018, the Commonwealth released its updated negotiations with creditors of Puerto Rico Aqueduct and Sewer

Authority (“PRASA”) bonds that showed the Commonwealth asking for minimal reductions in value. Based on the improving economic picture, increased federal funding and the dedicated security of PRASA bonds, the Fund initiated a new position in unenhanced PRASA bonds. While the Fund maintained significant exposure to insured Puerto Rico securities, this marked the second issuer in which the Fund invested on an unenhanced basis (the other being unenhanced Puerto Rico Tobacco bonds).

How did the Fund’s sector weightings change during the reporting period?

As Fund strategy did not materially change from the prior reporting period, there were no major changes to the sector weightings of the Fund.

How was the Fund positioned at the end of the reporting period?

As of November 30, 2018, the Fund held an overweight position in special tax and U.S. territory debt relative to the Index. As of the same date, the Fund also held an overweight position relative to the Index in credits rated AA and credits rated BBB and below.

The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecasts will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

8	MainStay MacKay DefinedTerm Municipal Opportunities Fund

Portfolio of Investments November 30, 2018 (Unaudited)

	Principal Amount	Value
Municipal Bonds 158.7%†
Arizona 0.3% (0.2% of Managed Assets)
Phoenix Industrial Development Authority, Espiritu Community Development Corp., Revenue Bonds Series A 6.25%, due 7/1/36	$1,985,000	$1,903,297

California 16.7% (10.6% of Managed Assets)
California Municipal Finance Authority, LAX Integrated Express Solutions Project, Revenue Bonds (a)
Series A 5.00%, due 12/31/33	3,800,000	4,208,728
Series A 5.00%, due 12/31/34	4,000,000	4,406,720
City of Sacramento, California, Water, Revenue Bonds 5.00%, due 9/1/42 (b)	19,500,000	21,557,120
Golden State Tobacco Securitization Corp., Asset-Backed, Revenue Bonds
Series A-1 5.00%, due 6/1/35	8,000,000	8,652,960
Series A-2 5.30%, due 6/1/37	5,225,000	5,241,459
Riverside County Transportation Commission, Limited Tax, Revenue Bonds Series A 5.25%, due 6/1/39 (b)	19,100,000	21,839,355
Stockton Public Financing Authority, Parking & Capital Projects, Revenue Bonds Insured: NATL-RE 4.80%, due 9/1/20	105,000	105,146
Stockton Public Financing Authority, Water System, Capital Improvement Projects, Revenue Bonds Series A, Insured: NATL-RE 5.00%, due 10/1/31	140,000	140,217
University of California, Regents Medical Center, Revenue Bonds Series J 5.00%, due 5/15/43 (b)	23,260,000	25,256,835

		91,408,540

Colorado 0.5% (0.3% of Managed Assets)
Dominion Water & Sanitation District, Revenue Bonds 6.00%, due 12/1/46	2,500,000	2,629,625

	Principal Amount	Value
District of Columbia 0.5% (0.4% of Managed Assets)
Metropolitan Washington Airports Authority Dulles Toll Road, Revenue Bonds Series C, Insured: AGC 6.50%, due 10/1/41	$2,400,000	$2,957,352

Florida 7.4% (4.7% of Managed Assets)
County of Orange FL Tourist Development Tax Revenue, Revenue Bonds 4.00%, due 10/10/33 (b)	25,000,000	25,958,608
JEA Electric System, Revenue Bonds
Series B 4.00%, due 10/1/38	645,000	654,881
Series C 5.00%, due 10/1/37 (b)	12,980,000	13,985,296

		40,598,785

Georgia 0.2% (0.2% of Managed Assets)
Heard County Development Authority, Georgia Power Co., Plant Wansley, Revenue Bonds 1.85%, due 9/1/29 (c)	1,300,000	1,300,000

Guam 2.9% (1.8% of Managed Assets)
Guam Government, Business Privilege Tax, Revenue Bonds Series B-1 5.00%, due 1/1/42	3,800,000	3,894,924
Guam Government, Waterworks Authority, Revenue Bonds 5.50%, due 7/1/43	7,550,000	7,989,939
Guam International Airport Authority, Revenue Bonds Series C, Insured: AGM 6.00%, due 10/1/34 (a)	3,425,000	3,913,850

		15,798,713

Illinois 25.2% (15.9% of Managed Assets)
Chicago Board of Education Dedicated Capital Improvement, Special Tax 5.75%, due 4/1/34	8,000,000	9,000,640
Chicago Board of Education Dedicated Capital Improvement, Unlimited General Obligation (d)
Series B 7.00%, due 12/1/42	3,500,000	4,062,520
Series A 7.00%, due 12/1/46	4,000,000	4,630,200
Chicago Board of Education, Unlimited General Obligation
Series A, Insured: AGM 5.50%, due 12/1/39 (b)	20,000,000	21,281,900
Series A 7.00%, due 12/1/44	2,880,000	3,258,029

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	9

Portfolio of Investments November 30, 2018 (Unaudited) (continued)

	Principal Amount	Value
Municipal Bonds (continued)
Illinois 25.2% (15.9% of Managed Assets) (continued)
Chicago O’Hare International Airport, Revenue Bonds Insured: AGM 5.75%, due 1/1/38	$5,000,000	$5,573,750
Chicago, Illinois Wastewater Transmission, Revenue Bonds Series C 5.00%, due 1/1/32	7,120,000	7,698,571
Chicago, Unlimited General Obligation
Series C 5.00%, due 1/1/23	300,000	300,438
Series C 5.00%, due 1/1/25	1,435,000	1,481,121
Series D 5.00%, due 1/1/29	500,000	500,520
Series C 5.00%, due 1/1/40	10,000,000	10,006,200
Series A 5.25%, due 1/1/27	3,000,000	3,193,710
Series A 6.00%, due 1/1/38	4,430,000	4,919,869
Chicago, Waterworks, Revenue Bonds
Series 2017-2, Insured: AGM 5.00%, due 11/1/37	2,500,000	2,723,475
Series 2017-2, Insured: AGM 5.00%, due 11/1/38	2,500,000	2,715,600
Illinois Sports Facilities Authority, Revenue Bonds
Insured: AMBAC (zero coupon), due 6/15/21	410,000	373,026
Insured: AGM 5.00%, due 6/15/29	600,000	647,148
Insured: AGM 5.25%, due 6/15/32	150,000	163,268
Metropolitan Pier & Exposition Authority, McCormick Place Expansion, Revenue Bonds Series B 5.00%, due 12/15/28	10,000,000	10,359,400
Public Building Commission of Chicago, Chicago Transit Authority, Revenue Bonds Insured: AMBAC 5.25%, due 3/1/31	600,000	664,632
Sales Tax Securitization Corp., Revenue Bonds Series C, Insured: BAM 5.25%, due 1/1/48	21,000,000	23,231,880

	Principal Amount	Value
Illinois 25.2% (15.9% of Managed Assets) (continued)
State of Illinois, Unlimited General Obligation 5.25%, due 7/1/31 (b)	$20,000,000	$20,951,742

		137,737,639

Kansas 3.8% (2.4% of Managed Assets)
Kansas Development Finance Authority, Adventist Health Sunbelt Obligated Group, Revenue Bonds Series A 5.00%, due 11/15/32 (b)	19,290,000	20,640,440

Maryland 4.1% (2.6% of Managed Assets)
Maryland Health & Higher Educational Facilities Authority, Johns Hopkins Health System Obligated Group, Revenue Bonds Series C 5.00%, due 5/15/43 (b)	20,870,000	22,667,311

Michigan 15.2% (9.6% of Managed Assets)
Great Lakes Water Authority, Sewage Disposal System, Revenue Bonds
Senior Lien-Series A 5.00%, due 7/1/32	1,500,000	1,600,965
Series B, Insured: AGM 5.00%, due 7/1/34 (b)	24,940,000	28,255,898
Senior Lien-Series A 5.25%, due 7/1/39	5,000,000	5,338,350
Great Lakes Water Authority, Water Supply System, Revenue Bonds
Senior Lien-Series C 5.00%, due 7/1/41	1,005,000	1,047,401
Senior Lien-Series A 5.25%, due 7/1/41	2,385,000	2,531,153
Senior Lien-Series A 5.75%, due 7/1/37	5,000,000	5,399,150
Michigan Finance Authority, Public School Academy, University Learning, Revenue Bonds
7.375%, due 11/1/30	2,920,000	2,983,539
7.50%, due 11/1/40	2,745,000	2,804,237
Michigan Finance Authority, Trinity Health Corp., Revenue Bonds Series 2016 5.25%, due 12/1/41 (b)	21,630,000	24,038,933
Michigan Public Educational Facilities Authority, Dr. Joseph F. Pollack, Revenue Bonds
8.00%, due 4/1/30	1,195,000	1,230,838
8.00%, due 4/1/40	500,000	513,520

10	MainStay MacKay DefinedTerm Municipal Opportunities Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value
Municipal Bonds (continued)
Michigan 15.2% (9.6% of Managed Assets) (continued)
Michigan Tobacco Settlement Finance Authority, Revenue Bonds Series A 6.00%, due 6/1/48	$5,200,000	$5,102,500
Wayne County Michigan, Capital Improvement, Limited General Obligation Series A, Insured: AGM 5.00%, due 2/1/38	2,135,000	2,139,419

		82,985,903

Minnesota 0.3% (0.2% of Managed Assets)
Blaine Minnesota Senior Housing & Healthcare, Crest View Senior Community Project, Revenue Bonds Series A 5.75%, due 7/1/35	2,000,000	1,887,740

Nebraska 4.0% (2.5% of Managed Assets)
Central Plains Energy, Project No. 3, Revenue Bonds 5.25%, due 9/1/37 (b)	20,000,000	21,668,900

Nevada 2.5% (1.6% of Managed Assets)
City of Reno NV, Transportation Rail Access Project, Revenue Bonds
Series B, Insured: AGM 5.00%, due 6/1/26	410,000	460,926
Series B, Insured: AGM 5.00%, due 6/1/27	430,000	484,387
City of Sparks, Tourism Improvement District No. 1, Senior Sales Tax Anticipation, Revenue Bonds Series A 6.75%, due 6/15/28 (d)	12,500,000	12,509,500

		13,454,813

New Hampshire 0.7% (0.4% of Managed Assets)
Manchester Housing & Redevelopment Authority, Inc., Revenue Bonds Series B. Insured: ACA (zero coupon), due 1/1/24	4,740,000	3,727,773

New Jersey 1.2% (0.7% of Managed Assets)
New Jersey Economic Development Authority, The Goethals Bridge Replacement Project, Revenue Bonds Insured: AGM 5.125%, due 1/1/39 (a)	500,000	534,110

	Principal Amount	Value
New Jersey 1.2% (0.7% of Managed Assets) (continued)
New Jersey Transportation Trust Fund Authority, Federal Highway Reimbursement, Revenue Bonds Series A 5.00%, due 6/15/30	$5,000,000	$5,506,200
Tobacco Settlement Financing Corp., Revenue Bonds Series A 5.00%, due 6/1/46	300,000	310,779

		6,351,089

New York 7.7% (4.9% of Managed Assets)
New York Liberty Development Corp., World Trade Center, Revenue Bonds Class 3 7.25%, due 11/15/44 (d)	13,390,000	15,465,852
New York Transportation Development Corp., LaGuardia Airport Terminal B Redevelopment Project, Revenue Bonds Series A, Insured: AGM 4.00%, due 7/1/36 (b)	20,000,000	20,140,800
Riverhead Industrial Development Agency, Revenue Bonds 7.00%, due 8/1/43	3,395,000	3,689,923
Triborough Bridge & Tunnel Authority, Revenue Bonds Series C 1.72%, due 1/1/32 (c)	3,000,000	3,000,000

		42,296,575

North Dakota 0.9% (0.5% of Managed Assets)
North Dakota Housing Finance Agency, Revenue Bonds Series A 3.75%, due 7/1/38	4,710,000	4,677,595

Ohio 3.0% (1.9% of Managed Assets)
Buckeye Tobacco Settlement Financing Authority, Asset-Backed, Senior Turbo, Revenue Bonds
Series A-2 5.125%, due 6/1/24	2,440,000	2,281,473
Series A-2 5.75%, due 6/1/34	2,425,000	2,269,703
Series A-2 5.875%, due 6/1/30	12,200,000	11,590,122

		16,141,298

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	11

Portfolio of Investments November 30, 2018 (Unaudited) (continued)

	Principal Amount	Value
Municipal Bonds (continued)
Pennsylvania 4.1% (2.6% of Managed Assets)
Commonwealth Financing Authority PA, Tobacco Master Settlement Payment, Revenue Bonds Insured: AGM 4.00%, due 6/1/39	$3,000,000	$3,018,870
Commonwealth of Pennsylvania, Certificates of Participation Series A 5.00%, due 7/1/37	850,000	933,037
Harrisburg, Unlimited General Obligation Series F, Insured: AMBAC (zero coupon), due 9/15/21	305,000	269,135
Pennsylvania Economic Development Financing Authority, Capitol Region Parking System, Revenue Bonds Series B 6.00%, due 7/1/53 (b)	14,260,000	16,114,022
Philadelphia Authority for Industrial Development, Nueva Esperanza, Inc., Revenue Bonds 8.20%, due 12/1/43	2,000,000	2,180,900

		22,515,964

Puerto Rico 27.7% (17.5% of Managed Assets)
Children’s Trust Fund Puerto Rico Tobacco Settlement, Revenue Bonds 5.50%, due 5/15/39	12,965,000	12,995,338
Commonwealth of Puerto Rico, Aqueduct & Sewer Authority, Revenue Bonds
Series A, Insured: AGC 5.00%, due 7/1/25	310,000	322,006
Series A, Insured: AGC 5.125%, due 7/1/47	3,550,000	3,612,054
Series A 6.00%, due 7/1/38	10,000,000	9,625,000
Series A 6.00%, due 7/1/44	520,000	500,500
Commonwealth of Puerto Rico, Public Improvement, Unlimited General Obligation (e)
Insured: AGM 4.50%, due 7/1/23	280,000	280,650
Series A, Insured: AGM 5.00%, due 7/1/35	19,665,000	20,769,583
Insured: AGM 5.125%, due 7/1/30	1,365,000	1,411,874
Series A, Insured: AGC 5.25%, due 7/1/23	145,000	151,189
Series A-4, Insured: AGM 5.25%, due 7/1/30	4,425,000	4,578,017
Series A, Insured: AGM 5.375%, due 7/1/25	1,340,000	1,428,735

	Principal Amount	Value
Puerto Rico 27.7% (17.5% of Managed Assets) (continued)
Commonwealth of Puerto Rico, Public Improvement, Unlimited General Obligation (e) (continued)
Series A, Insured: AMBAC 5.50%, due 7/1/19	$55,000	$55,723
Series A, Insured: AGM 5.50%, due 7/1/27	2,230,000	2,384,561
Series A, Insured: AGC 5.50%, due 7/1/32	255,000	264,993
Series C, Insured: AGM 5.50%, due 7/1/32	1,520,000	1,579,569
Series C, Insured: AGM 5.75%, due 7/1/37	5,440,000	5,636,547
Series C-7, Insured: NATL-RE 6.00%, due 7/1/27	2,615,000	2,700,406
Series A, Insured: AGM 6.00%, due 7/1/33	875,000	915,513
Series A, Insured: AGM 6.00%, due 7/1/34	755,000	816,653
Puerto Rico Convention Center District Authority, Revenue Bonds (e)
Series A, Insured: AGC 4.50%, due 7/1/36	13,040,000	13,040,000
Series A, Insured: AGC 5.00%, due 7/1/27	635,000	658,031
Series A, Insured: AMBAC 5.00%, due 7/1/31	340,000	340,187
Puerto Rico Electric Power Authority, Revenue Bonds (e)
Series DDD, Insured: AGM 3.625%, due 7/1/23	755,000	742,633
Series DDD, Insured: AGM 3.65%, due 7/1/24	2,605,000	2,544,512
Series SS, Insured: NATL-RE 5.00%, due 7/1/19	4,800,000	4,823,712
Series PP, Insured: NATL-RE 5.00%, due 7/1/24	1,130,000	1,134,373
Series PP, Insured: NATL-RE 5.00%, due 7/1/25	165,000	165,540
Series TT, Insured: AGM 5.00%, due 7/1/27	310,000	321,244
Puerto Rico Highway & Transportation Authority, Revenue Bonds (e)
Series AA-1, Insured: AGM 4.95%, due 7/1/26	6,195,000	6,357,185
Series D, Insured: AGM 5.00%, due 7/1/32	960,000	989,347
Series N, Insured: AMBAC 5.25%, due 7/1/30	2,415,000	2,616,966
Series N, Insured: AMBAC 5.25%, due 7/1/31	3,485,000	3,777,357

12	MainStay MacKay DefinedTerm Municipal Opportunities Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value
Municipal Bonds (continued)
Puerto Rico 27.7% (17.5% of Managed Assets) (continued)
Puerto Rico Highway & Transportation Authority, Revenue Bonds (e) (continued)
Series CC, Insured: AGM 5.25%, due 7/1/32	$2,075,000	$2,292,377
Series CC, Insured: AGM 5.25%, due 7/1/33	455,000	502,548
Series CC, Insured: AGM 5.25%, due 7/1/34	2,620,000	2,891,065
Series N, Insured: AGC 5.25%, due 7/1/34	2,090,000	2,306,231
Series CC, Insured: AGM 5.25%, due 7/1/36	1,325,000	1,457,275
Series N, Insured: AGC, AGM 5.50%, due 7/1/25	575,000	635,582
Series CC, Insured: AGM 5.50%, due 7/1/29	235,000	263,997
Series N, Insured: AMBAC 5.50%, due 7/1/29	1,025,000	1,132,984
Series CC, Insured: AGM 5.50%, due 7/1/30	3,185,000	3,584,718
Puerto Rico Infrastructure Financing Authority, Revenue Bonds (e)
Series C, Insured: AMBAC 5.50%, due 7/1/23	1,500,000	1,611,090
Series C, Insured: AMBAC 5.50%, due 7/1/24	335,000	362,956
Series C, Insured: AMBAC 5.50%, due 7/1/25	1,830,000	1,997,280
Series C, Insured: AMBAC 5.50%, due 7/1/26	660,000	724,403
Puerto Rico Municipal Finance Agency, Revenue Bonds
Series A, Insured: AGM 5.00%, due 8/1/20	670,000	683,239
Series A, Insured: AGM 5.00%, due 8/1/21	810,000	829,877
Series A, Insured: AGM 5.00%, due 8/1/22	835,000	858,839
Series A, Insured: AGM 5.00%, due 8/1/27	2,770,000	2,870,468
Series A, Insured: AGM 5.00%, due 8/1/30	1,600,000	1,651,504
Series A, Insured: AGM 5.25%, due 8/1/21	230,000	236,803
Series C, Insured: AGC 5.25%, due 8/1/21	3,775,000	3,974,509
Puerto Rico Public Buildings Authority, Government Facilities, Revenue Bonds (e)
Series F, Insured: AGC 5.25%, due 7/1/21	2,090,000	2,197,154

	Principal Amount	Value
Puerto Rico 27.7% (17.5% of Managed Assets) (continued)
Puerto Rico Public Buildings Authority, Government Facilities, Revenue Bonds (e) (continued)
Series M-3, Insured: NATL-RE 6.00%, due 7/1/25	$385,000	$421,694
Series M-3, Insured: NATL-RE 6.00%, due 7/1/27	10,000,000	10,326,600
Puerto Rico Sales Tax Financing Corp., Revenue Bonds (e) Series A, Insured: NATL-RE (zero coupon), due 8/1/42	870,000	246,741

		151,599,932

Rhode Island 3.0% (1.9% of Managed Assets)
Narragansett Bay Commission Wastewater System, Revenue Bonds Series A 5.00%, due 9/1/38 (b)	15,000,000	16,198,850

South Carolina 2.1% (1.3% of Managed Assets)
Patriots Energy Group Financing Agency, Gas Supply, Revenue Bonds Series A 4.00%, due 10/1/48 (b) (c)	10,000,000	10,470,969
South Carolina Public Service Authority, Revenue Bonds Series A 5.00%, due 12/1/31	825,000	893,813

		11,364,782

Texas 9.8% (6.2% of Managed Assets)
City of Houston TX, Airport System Revenue, Revenue Bonds Series C 5.00%, due 7/1/29 (a)	3,000,000	3,462,570
Harris County-Houston Sports Authority, Revenue Bonds
Series H, Insured: NATL-RE (zero coupon), due 11/15/28	50,000	34,017
Series A, Insured: AGM, NATL-RE (zero coupon), due 11/15/38	175,000	67,002
Series H, Insured: NATL-RE (zero coupon), due 11/15/38	260,000	95,337
Texas Municipal Gas Acquisition & Supply Corp. III, Revenue Bonds 5.00%, due 12/15/32 (b)	20,000,000	21,250,358
Texas Water Development Board, Revenue Bonds Series B 5.00%, due 4/15/49 (b)	25,000,000	28,438,630

		53,347,914

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	13

Portfolio of Investments November 30, 2018 (Unaudited) (continued)

	Principal Amount	Value
Municipal Bonds (continued)
U.S. Virgin Islands 5.0% (3.2% of Managed Assets)
Virgin Islands Public Finance Authority, Gross Receipts Taxes Loan, Revenue Bonds
Series A 5.00%, due 10/1/32	$3,020,000	$2,933,175
Series A, Insured: AGM 5.00%, due 10/1/32	2,690,000	2,871,333
Virgin Islands Public Finance Authority, Matching Fund Loan, Revenue Bonds
Senior Lien-Series B 5.00%, due 10/1/24	1,485,000	1,496,137
Series A-1 5.00%, due 10/1/24	1,145,000	1,153,588
Series A 5.00%, due 10/1/25	1,000,000	1,007,500
Series B 5.25%, due 10/1/29	1,865,000	1,874,325
Series A 6.625%, due 10/1/29	2,580,000	2,614,830
Virgin Islands Public Finance Authority, Revenue Bonds
Series A 5.00%, due 10/1/29	2,980,000	2,924,125
Series A, Insured: AGM 5.00%, due 10/1/32	5,350,000	5,710,643
Virgin Islands Public Finance Authority, Senior Lien-Matching Fund Loan Note, Revenue Bonds
Series A-1 4.50%, due 10/1/24	445,000	448,338
Senior Lien-Series B 5.00%, due 10/1/25	4,385,000	4,417,887

		27,451,881

Virginia 4.9% (3.1% of Managed Assets)
Tobacco Settlement Financing Corp., Revenue Bonds Series B1 5.00%, due 6/1/47	5,000,000	4,753,250
Virginia Commonwealth Transportation Board, Capital Projects, Revenue Bonds 5.00%, due 5/15/31 (b)	20,315,000	22,292,246

		27,045,496

Washington 4.9% (3.1% of Managed Assets)
King County Washington Housing Authority, Ballinger Commons Apartments, Revenue Bonds, County Guaranteed 4.00%, due 5/1/38	5,500,000	5,616,765

	Principal Amount	Value
Washington 4.9% (3.1% of Managed Assets) (continued)
Washington Health Care Facilities Authority, Multicare Health System, Revenue Bonds Series A 5.00%, due 8/15/44 (b)	$19,665,000	$21,282,512

		26,899,277

Wisconsin 0.1% (0.1% of Managed Assets)
Public Finance Authority, Bancroft NeuroHealth Project, Revenue Bonds Series A 5.00%, due 6/1/36 (d)	500,000	500,615

Total Investments (Cost $830,224,247)	158.7%	867,758,099
Floating Rate Note Obligations (f)	(44.9)	(245,675,000)
Fixed Rate Municipal Term Preferred Shares, at Liquidation Value	(12.8)	(70,000,000)
Other Assets, Less Liabilities	(1.0)	(5,386,636)
Net Assets Applicable to Common Shares	100.0%	$546,696,463

†	Percentages indicated are based on Fund net assets.

(a)	Interest on these securities was subject to alternative minimum tax.

(b)	All or portion of principal amount transferred to a Tender Option Bond ("TOB") Issuer in exchange for TOB Residuals and cash.

(c)

Variable-rate demand notes (VRDNs)—Provide the right to sell the security at face value on either that day or within the rate-reset period. VRDNs will normally trade as if the maturity is the earlier put date, even though stated maturity is longer. The interest rate is reset on the put date at a stipulated daily, weekly, monthly, quarterly, or other specified time interval to reflect current market conditions. These securities do not indicate a reference rate and spread in their description. The maturity date shown is the final maturity.

(d)	May be sold to institutional investors only under Rule 144A or securities offered pursuant to Section 4(a)(2) of the Securities Act of 1933, as amended.

(e)	Bond insurance is paying principal and interest, since the issuer is in default.

(f)	Face value of Floating Rate Notes issued in TOB transactions.

“Managed Assets” is defined as the Fund’s total assets, minus the sum of its accrued liabilities (other than Fund liabilities incurred for the purpose of creating effective leverage (i.e. tender option bonds) or Fund liabilities related to liquidation preference of any preferred shares issued), which was $864,715,254 as of November 30, 2018.

The following abbreviations are used in the preceding pages:

ACA—ACA Financial Guaranty Corp.

AGC—Assured Guaranty Corp.

AGM—Assured Guaranty Municipal Corp.

AMBAC—Ambac Assurance Corp.

BAM—Build America Mutual Assurance Co.

NATL-RE—National Public Finance Guarantee Corp.

14	MainStay MacKay DefinedTerm Municipal Opportunities Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Futures Contracts

As of November 30, 2018, the Fund held the following futures contracts1:

Type	Number of Contracts (Short)	Expiration Date	Value at Trade Date	Current Notional Amount	Unrealized Appreciation (Depreciation)[2]
10-Year United States Treasury Note	(883)	March 2019	$(105,095,664)	$(105,477,109)	$(381,445)

1.	As of November 30, 2018, cash in the amount of $927,150 was on deposit with a broker or futures commission merchant for futures transactions.

2.	Represents the difference between the value of the contracts at the time they were opened and the value as of November 30, 2018.

The following is a summary of the fair valuations according to the inputs used as of November 30, 2018, for valuing the Fund’s assets and liabilities:

Asset Valuation Inputs

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Investments in Securities (a)
Municipal Bonds	$—	$867,758,099	$—	$867,758,099

Liability Valuation Inputs

Other Financial Instruments
Futures Contracts (b)	$(381,445)	$—	$—	$(381,445)

(a)	For a complete listing of investments and their industries, see the Portfolio of Investments.

(b)	The value listed for these securities reflects unrealized appreciation (depreciation) as shown on the Portfolio of Investments.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	15

Statement of Assets and Liabilities as of November 30, 2018 (Unaudited)

Assets
Investment in securities, at value (identified cost $830,224,247)	$867,758,099
Cash	6,912,548
Cash collateral on deposit at broker for futures contracts	927,150
Receivables:
Investment securities sold	22,867,530
Interest	13,078,339
Other assets	4,716

Total assets	911,548,382

Liabilities
Payable for Floating Rate Note Obligations	245,675,000
Fixed Rate Municipal Term Preferred Shares, at liquidation value, Series A (a)	35,000,000
Fixed Rate Municipal Term Preferred Shares, at liquidation value, Series B (a)	35,000,000
Payables:
Investment securities purchased	46,028,972
Manager (See Note 3)	417,534
Variation margin on futures contracts	124,167
Professional fees	64,133
Shareholder communication	17,699
Transfer agent	6,479
Custodian	2,999
Trustees	92
Interest expense and fees payable	2,343,793
Common share dividend payable	162,144
Accrued expenses	8,907

Total liabilities	364,851,919

Net assets applicable to Common shares	$546,696,463

Common shares outstanding	27,562,111

Net asset value per Common share (Net assets applicable to Common shares divided by Common shares outstanding)	$19.84

Net assets applicable to Common Shares consist of
Common shares, $0.001 par value per share, unlimited number of shares authorized	$27,562
Additional paid-in capital	524,721,235

524,748,797
Total distributable earnings (loss) (b)	21,947,666

Net assets applicable to Common shares	$546,696,463

(a)	350 authorized shares, $0.01 par value, liquidation preference of $100,000 per share (See Note 2).
(b)	See Note 8.

16	MainStay MacKay DefinedTerm Municipal Opportunities Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Operations for the six months ended November 30, 2018 (Unaudited)

Investment Income (Loss)
Income
Interest	$20,430,443

Expenses
Interest expense and fees	3,683,299
Manager (See Note 3)	2,590,004
Professional fees	87,771
Shareholder communication	23,572
Transfer agent	20,743
Trustees	6,424
Custodian	3,093
Miscellaneous	64,240

Total expenses	6,479,146

Net investment income (loss)	13,951,297

Realized and Unrealized Gain (Loss) on Investments and Futures Contracts
Net realized gain (loss) on:
Investment transactions	968,963
Futures transactions	44,221

Net realized gain (loss) on investments and futures transactions	1,013,184

Net change in unrealized appreciation (depreciation) on:
Investments	(9,322,771)
Futures contracts	917,481

Net change in unrealized appreciation (depreciation) on investments and futures contracts	(8,405,290)

Net realized and unrealized gain (loss) on investments and futures transactions	(7,392,106)

Net increase (decrease) in net assets to Common shares resulting from operations	$6,559,191

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	17

Statements of Changes in Net Assets

	Six months ended November 30, 2018*	Year ended May 31, 2018
Net Increase (Decrease) in Net Assets Applicable to Common Shares
Operations:
Net investment income (loss)	$13,951,297	$28,823,580
Net realized gain (loss) on investments and futures transactions	1,013,184	6,769,582
Net change in unrealized appreciation (depreciation) on investments and futures contracts	(8,405,290)	(6,718,596)

Net increase (decrease) in net assets applicable to Common shares resulting from operations	6,559,191	28,874,566

Distributions to Common shareholders(1)	(14,194,487)
Dividends to Common shareholders from net investment income		(29,765,721)

Capital share transactions (Common shares):
Net proceeds issued to shareholders resulting from reinvestment of dividends	—	151,997

Increase (decrease) in net assets applicable to Common shares from capital share transactions	—	151,997

Net increase (decrease) in net assets applicable to Common shares	(7,635,296)	(739,158)

Net Assets Applicable to Common Shares
Beginning of period	554,331,759	555,070,917

End of period(2)	$546,696,463	$554,331,759

*	Unaudited.

(1)

For the period ended November 30, 2018, the requirement to disclose dividends and distributions paid to Common shareholders from net investment income and/or net realized gain on investments was modified and are now presented together as distributions to Common shareholders. (See Note 8)

(2)

End of year net assets includes undistributed (overdistributed) net investment income of $1,099,799 in May 31, 2018. The requirement to disclose the corresponding amount as of November 30, 2018 was eliminated. (See Note 8)

18	MainStay MacKay DefinedTerm Municipal Opportunities Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Cash Flows

for the six months ended November 30, 2018 (Unaudited)

Cash flows from operating activities:
Net increase in net assets resulting from operations	$6,559,191
Adjustments to reconcile net increase in net assets resulting from operations to net cash provided by operating activities:
Investments purchased	(147,474,645)
Investments sold	124,825,895
Amortization (accretion) of discount and premium, net	(195,758)
Increase in investment securities sold receivable	(22,867,530)
Increase in dividends and interest receivable	(237,884)
Decrease in cash collateral on deposit at broker for future contracts	84,850
Decrease in other assets	27,826
Increase in investment securities purchased payable	41,318,972
Decrease in professional fees payable	(21,582)
Increase in custodian payable	1,479
Decrease in shareholder communication payable	(6,241)
Increase in due to Trustees	92
Decrease in due to manager	(20,078)
Decrease in due to transfer agent	(3,791)
Decrease in variation margin on futures contracts	(119,342)
Increase in accrued expenses	7,138
Increase in interest expense and fees payable	142,413
Net realized gain from investments	(968,963)
Net change in unrealized (appreciation) depreciation on investments	9,322,771

Net cash from operating activities	10,374,813

Cash flows used in financing activities:
Proceeds from floating rate note obligations	9,335,000
Cash distributions paid, net of change in Common share dividend payable	(14,196,636)

Net cash used in financing activities	(4,861,636)

Net increase in cash:	5,513,177
Cash at beginning of period	1,399,371

Cash at end of period	$6,912,548

Cash payments recognized as interest expense on the Fund’s Fixed Rate Municipal Term Preferred Shares for the six months ended November 30, 2018, were $1,013,251. Net increase in net assets resulting from operations for the six months ended November 30, 2018, includes $2,670,048 of non-cash interest income and non-cash interest expense on floating rate note obligations related to the Fund’s tender option bonds.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	19

Financial Highlights selected per share data and ratios

	Six months ended November 30,	Year ended May 31,
	2018*	2018	2017	2016	2015	2014
Net asset value at beginning of period applicable to Common shares	$20.11	$20.14	$20.61	$19.03	$18.76	$19.99

Net investment income (loss)	0.51	1.05	1.08	1.11	1.19	1.16
Net realized and unrealized gain (loss) on investments	(0.26)	0.00 ‡	(0.46)	1.65	0.25	(0.89)

Total from investment operations	0.25	1.05	0.62	2.76	1.44	0.27

Less dividends and distributions to Common shareholders:
From net investment income	(0.52)	(1.08)	(1.09)	(1.18)	(1.17)	(1.15)
From net realized gain on investments	—	—	—	—	—	(0.35)

Total dividends and distributions to Common shareholders	(0.52)	(1.08)	(1.09)	(1.18)	(1.17)	(1.50)

Net asset value at end of period applicable to Common shares	$19.84	$20.11	$20.14	$20.61	$19.03	$18.76

Market price at end of period applicable to Common shares	$19.55	$19.41	$19.94	$19.66	$18.43	$17.93

Total investment return (a)	1.17%	5.31%	3.21%	15.02%	7.78%	2.36%
Total investment return on market price (a)	3.41%	2.88%	7.22%	13.66%	9.60%	3.81%
Ratios (to average net assets of Common shareholders)/Supplemental Data:
Net investment income (loss)	5.03%††	5.21%	5.35%	5.73%	6.17%	6.67%
Net expenses (including interest expense and fees)	2.34%††	2.11%	1.83%	1.58%	1.56%	1.67%
Interest expense and fees (b)	1.33%††	1.10%	0.85%	0.59%	0.57%	0.65%
Portfolio turnover rate	15%	20%	26%	30%	27%	83%
Net assets applicable to Common shareholders end of period (in 000’s)	$546,696	$554,332	$555,071	$567,973	$524,395	$516,960
Preferred shares outstanding at $100,000 liquidation preference, end of period (in 000’s)	$70,000	$70,000	$70,000	$70,000	$70,000	$70,000
Assets coverage per Preferred share, end of period (c)	$880,995	$891,903	$892,958	$911,390	$849,136	$838,514
Average market value per Preferred share:
Series A	$100,000	$100,006	$100,012	$100,015	$100,010	$100,006
Series B	$100,000	$100,000	$100,000	$100,087	$100,012	$100,006

*	Unaudited.
††	Annualized.
‡	Less than one cent per share.
(a)	Total investment return assumes the reinvestment of dividends and distributions. For periods less than one year, total return is not annualized.
(b)	Interest expense and fees relate to the costs of tender option bond transactions (See Note 2 (I)) and the issuance of fixed rate municipal term preferred shares (See Note 2 (J)).
(c)	Calculated by subtracting the Fund’s total liabilities (not including the Preferred shares) from the Fund’s total assets, and dividing the result by the number of Preferred shares outstanding.

20	MainStay MacKay DefinedTerm Municipal Opportunities Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Notes to Financial Statements (Unaudited)

Note 1–Organization and Business

MainStay MacKay DefinedTerm Municipal Opportunities Fund (formerly known as MainStay DefinedTerm Municipal Opportunities Fund) (the “Fund”) was organized as a Delaware statutory trust on April 20, 2011, pursuant to an agreement and declaration of trust, which was amended and restated on June 4, 2015 (“Declaration of Trust”). The Fund is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a “diversified”, closed-end management investment company, as those terms are defined in the 1940 Act, as interpreted or modified by regulatory authorities having jurisdiction, from time to time. The Fund first offered Common shares through an initial public offering on June 26, 2012.

Pursuant to the terms of the Declaration of Trust, the Fund will commence the process of liquidation and dissolution at the close of business on December 31, 2024 (the “Termination Date”) unless otherwise extended by a majority of the Board of Trustees (the “Board”) (as discussed in further detail below). During the six-month period preceding the Termination Date or Extended Termination Date (as defined below), the Board may, without shareholder approval unless such approval is required by the 1940 Act, determine to (i) merge or consolidate the Fund so long as the surviving or resulting entity is an open-end registered investment company that is managed by the same investment adviser which serves as the investment adviser to the Fund at that time or is an affiliate of such investment adviser; or (ii) convert the Fund from a closed-end fund into an open-end registered investment company. Upon liquidation and termination of the Fund, shareholders will receive an amount equal to the Fund’s net asset value (“NAV”) at that time, which may be greater or less than the price at which Common shares were issued. The Fund’s investment objectives and policies are not designed to return to investors who purchased Common shares in the initial offering of such shares their initial investment on the Termination Date and such initial investors may receive more or less than their original investment upon termination.

Prior to the commencement of the six-month period preceding the Termination Date, a majority of the Board may extend the Termination Date for a period of not more than two years or such shorter time as may be determined (the “Extended Termination Date”), upon a determination that taking such actions as described in (i) or (ii) above would not, given prevailing market conditions, be in the best interests of the Fund’s shareholders. The Termination Date may be extended an unlimited number of times by the Board prior to the first business day of the sixth month before the next occurring Extended Termination Date.

The Fund’s primary investment objective is to seek current income exempt from regular U.S. Federal income taxes (but which may be includable in taxable income for purpose of the Federal alternative minimum tax). Total return is a secondary objective.

Note 2–Significant Accounting Policies

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification Topic 946 Financial Services—Investment Companies. The Fund prepares its financial statements in accordance with generally accepted accounting principles (“GAAP”) in the United States of America and follows the significant accounting policies described below.

(A)  Securities Valuation.  Investments are usually valued as of the close of regular trading on the New York Stock Exchange (the “Exchange”) (usually 4:00 p.m. Eastern time) on each day the Fund is open for business (“valuation date”).

The Board adopted procedures establishing methodologies for the valuation of the Fund’s securities and other assets and delegated the responsibility for valuation determinations under those procedures to the Valuation Committee of the Fund (the “Valuation Committee”). The Board authorized the Valuation Committee to appoint a Valuation Subcommittee (the “Subcommittee”) to deal in the first instance with establishing the prices of securities for which market quotations are not readily available or the prices of which are not otherwise readily determinable under these procedures. The Subcommittee meets (in person, via electronic mail or via teleconference) on an as-needed basis. Subsequently, the Valuation Committee meets to ensure that actions taken by the Subcommittee were appropriate. The procedures state that, subject to the oversight of the Board and unless otherwise noted, the responsibility for the day-to-day valuation of portfolio assets (including fair value measurements for the Fund’s assets and liabilities) rests with New York Life Investment Management LLC (“New York Life Investments” or the “Manager”), aided to whatever extent necessary by the Subadvisor (as defined in Note 3(A)).

To assess the appropriateness of security valuations, the Manager, the Subadvisor or the Fund’s third-party service provider, who is subject to oversight by the Manager, regularly compares prior day prices, prices on comparable securities, and the sale prices to the prior and current day prices and challenges prices with changes exceeding certain tolerance levels with third party pricing services or broker sources. For those securities valued through either a standardized fair valuation methodology or a fair valuation measurement, the Subcommittee deals in the first instance with such valuation and the Valuation Committee reviews and affirms, if appropriate, the reasonableness of the valuation based on such methodologies and measurements on a regular basis after considering information that is reasonably available and deemed relevant by the Valuation Committee. Any action taken by the Subcommittee with respect to the valuation of a portfolio security or other asset is submitted for review and ratification (if appropriate) to the Valuation Committee and the Board at the next regularly scheduled meeting.

“Fair value” is defined as the price the Fund would reasonably expect to receive upon selling an asset or liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the asset or liability. Fair value measurements are determined within a framework that establishes a three-tier hierarchy which maximizes the use of observable market data and minimizes the use of unobservable inputs to establish a classification of fair value measurements for disclosure purposes. “Inputs” refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, such as the risk inherent in a particular valuation technique used to measure fair value using a pricing model and/or the risk inherent in the inputs for the valuation technique. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund.

21

Notes to Financial Statements (Unaudited) (continued)

Unobservable inputs reflect the Fund’s own assumptions about the assumptions market participants would use in pricing the asset or liability based on the information available. The inputs or methodology used for valuing assets or liabilities may not be an indication of the risks associated with investing in those assets or liabilities. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for an identical asset or liability

•	Level 2—other significant observable inputs (including quoted prices for a similar asset or liability in active markets, interest rates and yield curves, prepayment speeds, credit risk, etc.)

•	Level 3—significant unobservable inputs (including the Fund’s own assumptions about the assumptions that market participants would use in measuring fair value of an asset or liability)

The level of an asset or liability within the fair value hierarchy is based on the lowest level of an input, both individually and in the aggregate, that is significant to the fair value measurement. As of November 30, 2018, the aggregate value by input level of the Fund’s assets and liabilities is included at the end of the Fund’s Portfolio of Investments.

The Fund may use third-party vendor evaluations, whose prices may be derived from one or more of the following standard inputs, among others:

• Benchmark yields	• Reported trades
• Broker/dealer quotes	• Issuer spreads
• Two-sided markets	• Benchmark securities
• Bids/offers	• Reference data (corporate actions or material event notices)
• Industry and economic events	• Comparable bonds
• Monthly payment information

An asset or liability for which market values cannot be measured using the methodologies described above is valued by methods deemed reasonable in good faith by the Valuation Committee, following the procedures established by the Board, to represent fair value. Under these procedures, the Fund generally uses a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information. The Fund may also use an income-based valuation approach in which the anticipated future cash flows of the asset or liability are discounted to calculate fair value. Discounts may also be applied due to the nature and/or duration of any restrictions on the disposition of the asset or liability. Fair value represents a good faith approximation of the value of a security. Fair value determinations involve the consideration of a number of subjective factors, an analysis of applicable facts and circumstances and the exercise of judgment. As a result, it is possible that the fair value for a security determined in good faith in accordance with the Fund’s valuation procedures may differ from valuations for the same security determined by other funds using their own valuation procedures. Although the Fund’s valuation procedures are designed to value a security at the price the Fund may reasonably expect to receive upon the security’s sale in an orderly transaction, there can be no assurance that any fair value determination thereunder would, in fact, approximate the amount that the Fund would actually realize upon the sale of the security or the price at which the security would trade if a reliable market price were readily available. During the six-month period ended November 30, 2018, there were no material changes to the fair value methodologies.

Securities which may be valued in this manner include, but are not limited to: (i) a security for which trading has been halted or suspended; (ii) a debt security that has recently gone into default and for which there is not a current market quotation; (iii) a security of an issuer that has entered into a restructuring; (iv) a security that has been delisted from a national exchange; (v) a security for which the market price is not readily available from a third-party pricing source or, if so provided, does not, in the opinion of the Manager or the Subadvisor, reflect the security’s market value; (vi) a security subject to trading collars for which no or limited trading takes place; and (vii) a security whose principal market has been temporarily closed at a time when, under normal conditions, it would be open. Securities valued in this manner are generally categorized as Level 3 in the hierarchy. As of November 30, 2018, there were no securities held by the Fund that were fair valued in such a manner.

Futures contracts are valued at the last posted settlement price on the market where such futures are primarily traded and are generally categorized as Level 1 in the hierarchy.

Municipal debt securities are valued at the evaluated mean prices supplied by a pricing agent or broker selected by the Manager, in consultation with the Subadvisor. Those values reflect broker/dealer supplied prices and electronic data processing techniques, if the evaluated bid or mean prices are deemed by the Manager, in consultation with the Subadvisor, to be representative of market values, at the regular close of trading of the Exchange on each valuation date. Debt securities purchased on a delayed delivery basis are marked to market daily until settlement at the forward settlement date. Municipal debt securities are generally categorized as Level 2 in the hierarchy.

Temporary cash investments acquired in excess of 60 days to maturity at the time of purchase are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities and ratings), both as furnished by independent pricing services. Other temporary cash investments which mature in 60 days or less at the time of purchase (“Short-Term Investments”) are valued using the amortized cost method of valuation, unless the use of such method would be inappropriate. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between such cost and the value on maturity date. Amortized cost approximates the current fair value of a security. Securities valued using the amortized cost method are not valued using quoted prices in an active market and are generally categorized as Level 2 in the hierarchy.

The information above is not intended to reflect an exhaustive list of the methodologies that may be used to value portfolio investments. The valuation procedures permit the use of a variety of valuation methodologies in connection with valuing portfolio investments. The methodology used for a specific type of investment may vary based on the market data available or other considerations. The methodologies summarized above may not represent the specific means by which portfolio investments are valued on any particular business day.

22	MainStay MacKay DefinedTerm Municipal Opportunities Fund

(B)  Income Taxes.  The Fund’s policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), applicable to regulated investment companies and to distribute all of its taxable income to the shareholders of the Fund within the allowable time limits. Therefore, no federal, state and local income tax provisions are required.

Management evaluates the Fund’s tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax liabilities in the financial statements. Recognition of tax benefits of an uncertain tax position is permitted only to the extent the position is “more likely than not” to be sustained assuming examination by taxing authorities. Management has analyzed the Fund’s tax positions taken on federal, state and local income tax returns for all open tax years (for up to three tax years), and has concluded that no provisions for federal, state and local income tax are required in the Fund’s financial statements. The Fund’s federal, state and local income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state and local departments of revenue.

(C)  Dividends and Distributions to Common Shareholders.  Dividends and distributions are recorded on the ex-dividend date. The Fund intends to declare dividends from net investment income, after payment of any dividends on any outstanding Preferred shares, if any, at least monthly and declares and pays distributions from net realized capital gains, if any, at least annually. To the extent that the Fund realizes any capital gains or ordinary taxable income, it will be required to allocate such income between the Common shares and Preferred shares issued by the Fund, in proportion to the total dividends paid to each share class for the year in which the income is realized.

(D)  Security Transactions and Investment Income.  The Fund records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Interest income is accrued as earned using the effective interest rate method. Discounts and premiums on securities purchased for the Fund are accreted and amortized, respectively, on the effective interest rate method over the life of the respective securities.

The Fund may place a debt security on non-accrual status and reduce related interest income by ceasing current accruals and writing off all or a portion of any interest receivables when the collection of all or a portion of such interest has become doubtful. A debt security is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured.

(E)  Expenses.  Expenses of the Fund are recorded on the date the expenses are incurred. The expenses borne by the Fund, including those of related parties to the Fund, are shown in the Statement of Operations. Certain expenses of the Fund are allocated in proportion to other funds within the MainStay Group of Funds.

(F)  Use of Estimates.  In preparing financial statements in conformity with GAAP, management makes estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

(G)  Futures Contracts.  A futures contract is an agreement to purchase or sell a specified quantity of an underlying instrument at a specified future date and price, or to make or receive a cash payment based on the value of a financial instrument (e.g., foreign currency, interest rate, security or securities index). The Fund is subject to risks such as market price risk and/or interest rate risk in the normal course of investing in these transactions. Upon entering into a futures contract, the Fund is required to pledge to the broker or futures commission merchant an amount of cash and/or U.S. government securities equal to a certain percentage of the collateral amount, known as the “initial margin.” During the period the futures contract is open, changes in the value of the contract are recognized as unrealized appreciation or depreciation by marking to market such contract on a daily basis to reflect the market value of the contract at the end of each day’s trading. The Fund agrees to receive from or pay to the broker or futures commission merchant an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as “variation margin.” When the futures contract is closed, the Fund records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Fund’s basis in the contract.

The use of futures contracts involves, to varying degrees, elements of market risk in excess of the amount recognized in the Statement of Assets and Liabilities. The contract or notional amounts and variation margin reflect the extent of the Fund’s involvement in open futures positions. There are several risks associated with the use of futures contracts as hedging techniques. There can be no assurance that a liquid market will exist at the time when the Fund seeks to close out a futures contract. If no liquid market exists, the Fund would remain obligated to meet margin requirements until the position is closed. Futures may involve a small initial investment relative to the risk assumed, which could result in losses greater than if they had not been used. Futures may be more volatile than direct investments in the instrument underlying the futures and may not correlate to the underlying instrument, causing a given hedge not to achieve its objectives. The Fund’s activities in futures contracts have minimal counterparty risk as they are conducted through regulated exchanges that guarantee the futures against default by the counterparty. In the event of a bankruptcy or insolvency of a futures commission merchant that holds margin on behalf of the Fund, the Fund may not be entitled to the return of the entire margin owed to the Fund, potentially resulting in a loss. The Fund may invest in futures contracts to seek enhanced returns or to reduce the risk of loss by hedging certain of its holdings. The Fund’s investment in futures contracts and other derivatives may increase the volatility of the Fund’s NAVs and may result in a loss to the Fund. As of November 30, 2018, all open futures contracts are shown in the Portfolio of Investments.

(H)  Securities Lending.  In order to realize additional income, the Fund may engage in securities lending, subject to the limitations set forth in the 1940 Act and relevant guidance by the staff of the Securities and Exchange Commission (“SEC”). In the event the Fund does engage in securities lending, the Fund will lend through its custodian, State Street Bank and Trust Company (“State Street”). State Street will manage the Fund’s collateral in accordance with the lending agreement between the Fund and State Street, and indemnify the Fund against counterparty risk. The loans will be collateralized by U.S. Treasury

23

Notes to Financial Statements (Unaudited) (continued)

securities and/or U.S. Government Agency securities issued or guaranteed by the United States government or its agencies or instrumentalities at least equal at all times to the market value of the securities loaned. The Fund may bear the risk of delay in recovery of, or loss of rights in, the securities loaned should the borrower of the securities experience financial difficulty. The Fund may also record a realized gain or loss on securities deemed sold due to a borrower’s inability to return securities on loan. The Fund bears the risk of any loss on investment of the collateral. The Fund will receive compensation for lending its securities in the form of fees or it will retain a portion of interest on the investment of any cash received as collateral. The Fund will also continue to receive interest and dividends on the securities loaned and any gain or loss in the market price of the securities loaned that may occur during the term of the loan will be for the account of the Fund. Income earned from securities lending activities, if any, is reflected in the Statement of Operations. During the six-month period ended November 30, 2018, the Fund did not have any portfolio securities on loan.

(I)  Tender Option Bonds.  The Fund may leverage its assets through the use of proceeds received from tender option bond (“TOB”) transactions. In a TOB transaction, a tender option bond trust (a “TOB Issuer”) is typically established, which forms a special purpose trust into which the Fund, or an agent on behalf of the Fund, transfers municipal bonds or other municipal securities (“Underlying Securities”). A TOB Issuer typically issues two classes of beneficial interests: short-term floating rate notes (“TOB Floaters”) with a fixed principal amount representing a senior interest in the Underlying Securities, and which are sold to third party investors, and residual interest municipal tender option bonds (“TOB Residuals”) representing a subordinate interest in the Underlying Securities, and which are generally issued to the Fund. The interest rate on the TOB Floaters resets periodically, usually weekly, to a prevailing market rate, and holders of the TOB Floaters are granted the option to tender their TOB Floaters back to the TOB Issuer for repurchase at their principal amount plus accrued interest thereon periodically, usually daily or weekly. The Fund may invest in both TOB Floaters and TOB Residuals. The Fund may not invest more than 5% of its Managed Assets (as defined in Note 3(A)) in any single TOB Issuer. The Fund may invest in both TOB Floaters and TOB Residuals issued by the same TOB Issuer.

Historically, the TOB Issuers in which the Fund has invested have been sponsored by banking entities. However, it is no longer practical for banking entities to perform this role due to Section 619 of the Dodd-Frank Wall Street Reform and Consumer Protection Act and the rules thereunder (collectively, the “Volcker Rule”). The Volcker Rule generally prohibits banking entities from engaging in proprietary trading or from acquiring or retaining an ownership interest in, or sponsoring, a hedge fund or private equity fund (“covered fund”), subject to certain exemptions and limitations on those exemptions, as defined in the Rule. TOB programs generally are considered to be covered funds under the Volcker Rule, and, thus, may not be sponsored by a banking entity absent an applicable exemption. The Volcker Rule does not provide for any exemption that would allow banking entities to sponsor TOBs in the same manner as they did prior to the Volcker Rule’s effectiveness and compliance date, which was July 21, 2017.

As a result of the Volcker Rule, a new structure for TOBs has been designed wherein a banking entity does not serve as the sponsor of the

TOB Issuer, but rather a fund serves as the sponsor of the TOB issuer (“Fund-sponsored TOB”). Under this structure, a fund establishes, structures and “sponsors” the TOB Issuer in which it holds TOB Residuals. Certain responsibilities that previously belonged to a third-party banking entity are performed by, or on behalf of, the fund sponsoring the Fund-sponsored TOB. The Fund’s investments in TOBs that were sponsored by banking entities, have been restructured using this Fund-sponsored structure. The Fund uses this or a similar structure for any TOB in which it invests. In connection with Fund-sponsored TOBs, the Fund may contract with a third-party to perform some or all of the Fund’s duties as sponsor. Regardless of whether the Fund delegates any of its sponsorship duties to a third party, the Fund’s expanded role under the Fund-sponsored TOB structure may increase its operational and regulatory risk. If the third-party is unable to perform its obligations as an administrative agent, the Fund itself would be subject to such obligations or would need to secure a replacement agent. The obligations that the Fund may be required to undertake could include reporting and recordkeeping obligations under the Internal Revenue Code and federal securities laws and contractual obligations with other TOB service providers. The effectiveness of the new Fund-sponsored TOB structure is uncertain. There is a risk that the Fund-sponsored TOB structure will not prove as effective a source of leverage for the Fund, which could adversely affect Fund performance.

Under the Fund-sponsored TOB structure, the TOB Issuer receives Underlying Securities from the Fund through (or as) the sponsor and then issues TOB Floaters to third party investors and TOB Residuals to the Fund. The Fund is paid the cash (less transaction expenses, which are borne by the Fund) received by the TOB Issuer from the sale of TOB Floaters and typically will invest the cash in additional municipal bonds or other investments permitted by its investment policies. TOB Floaters may have first priority on the cash flow from the securities held by the TOB Issuer and are enhanced with a liquidity support arrangement from a bank or an affiliate of the sponsor (the “liquidity provider”), which allows holders to tender their position back to the TOB Issuer at par (plus accrued interest). The Fund, in addition to receiving cash from the sale of TOB Floaters, also receives TOB Residuals. TOB Residuals provide the Fund with the right to (1) cause the holders of TOB Floaters to tender their notes to the TOB Issuer at par (plus accrued interest), and (2) acquire the Underlying Securities from the TOB Issuer. In addition, all voting rights and decisions to be made with respect to any other rights relating to the Underlying Securities deposited in the TOB Issuer are passed through to the Fund, as the holder of TOB Residuals. Such a transaction, in effect, creates exposure for the Fund to the entire return of the Underlying Securities deposited in the TOB Issuer, with a net cash investment by the Fund that is less than the value of the Underlying Securities deposited in the TOB Issuer. This multiplies the positive or negative impact of the Underlying Securities’ return within the Fund (thereby creating leverage). Income received from TOB Residuals will vary inversely with the short term rate paid to holders of TOB Floaters and in most circumstances, TOB Residuals represent substantially all of the Underlying Securities’ downside investment risk and also benefits disproportionately from any potential appreciation of the Underlying Securities’ value. The amount of such increase or decrease is a function, in part, of the amount of TOB Floaters sold by the TOB Issuer of these securities relative to the amount of TOB Residuals that it sells. The greater the amount of TOB Floaters sold relative to TOB Residuals,

24	MainStay MacKay DefinedTerm Municipal Opportunities Fund

the more volatile the income paid on TOB Residuals will be. The price of TOB Residuals will be more volatile than that of the Underlying Securities because the interest rate is dependent on not only the fixed coupon rate of the Underlying Securities, but also on the short-term interest rate paid on TOB Floaters.

For TOB Floaters, generally, the interest rate earned will be based upon the market rates for municipal securities with maturities or remarketing provisions that are comparable in duration to the periodic interval of the tender option, which may vary from weekly, to monthly, to extended periods of one year or multiple years. Since the option feature has a shorter term than the final maturity or first call date of the Underlying Securities deposited in the TOB Issuer, the Fund, if it is the holder of the TOB Floaters, relies upon the terms of the agreement with the financial institution furnishing the option as well as the credit strength of that institution. As further assurance of liquidity, the terms of the TOB Issuer provide for a liquidation of the Underlying Security deposited in the TOB Issuer and the application of the proceeds to pay off the TOB Floaters.

The TOB Issuer may be terminated without the consent of the Fund upon the occurrence of certain events, such as the bankruptcy or default of the issuer of the Underlying Securities deposited in the TOB Issuer, a substantial downgrade in the credit quality of the issuer of the securities deposited in the TOB Issuer, the inability of the TOB Issuer to obtain liquidity support for the TOB Floaters, a substantial decline in the market value of the Underlying Securities deposited in the TOB Issuer, or the inability of the sponsor to remarket any TOB Floaters tendered to it by holders of the TOB Floaters. In such an event, the TOB Floaters would be redeemed by the TOB Issuer at par (plus accrued interest) out of the proceeds from a sale of the Underlying Securities deposited in the TOB Issuer. If this happens, the Fund would be entitled to the assets of the TOB Issuer, if any, that remain after the TOB Floaters have been redeemed at par (plus accrued interest). If there are insufficient proceeds from the sale of these Underlying Securities to redeem all of the TOB Floaters at par (plus accrued interest), the liquidity provider or holders of the TOB Floaters would bear the losses on those securities and there would be no recourse to the Fund’s assets (unless the Fund held a recourse TOB Residual).

Pursuant to the Volcker Rule, to the extent that the remarketing agent is a banking entity, it would not be able to repurchase tendered TOB Floaters for its own account upon a failed remarketing. In the event of a failed remarketing, a banking entity serving as liquidity provider may loan the necessary funds to the TOB Issuer to purchase the tendered TOB Floaters. The TOB Issuer, not the Fund, would be the borrower and the loan from the liquidity provider will be secured by the purchased TOB Floaters now held by the TOB Issuer. However, the Fund would bear the risk of loss with respect to any liquidity shortfall to the extent it entered into a reimbursement agreement with the liquidity provider.

For financial reporting purposes, Underlying Securities that are deposited into a TOB Issuer are treated as investments of the Fund, and are presented in the Fund’s Portfolio of Investments. Outstanding TOB Floaters issued by a TOB Issuer are presented as a liability at their face value as “Payable for Floating Rate Note Obligations” in the Fund’s Statement of Assets and Liabilities. The face value of the TOB Floaters approximates their fair value of the floating rate notes. Interest income from the Underlying Securities are recorded by the Fund on an accrual basis. Interest expense incurred on the TOB Floaters and other expenses related to remarketing, administration and trustee services to a TOB Issuer are recognized as a component of “Interest expense and fees” in the Statement of Operations.

At November 30, 2018, the aggregate value of the Underlying Securities transferred to the TOB Issuer and the related liability for TOB Floaters were as follows:

Underlying Securities Transferred to TOB Issuers	Liability for Floating Rate Note Obligations
$424,290,725	$245,675,000

During the six-month period ended November 30, 2018, the Fund’s average TOB Floaters outstanding and the daily weighted average interest rate, including fees, were as follows:

Average Floating Rate Note Obligations Outstanding	Daily Weighted Average Interest Rate
$229,326,475	1.11%

(J)  Fixed Rate Municipal Term Preferred Shares.  On October 4, 2012, the Fund issued and has outstanding, two series of Fixed Rate Municipal Term Preferred Shares (“Series A FMTP Shares” and “Series B FMTP Shares”, collectively, “FMTP Shares”), each with a liquidation preference of $100,000 per share (“Liquidation Preference”). Dividends on FMTP Shares, which are recognized as interest expense for financial reporting purposes, are paid semiannually at a fixed annual rate, subject to adjustments in certain circumstances. The FMTP Shares were issued in a private offering exempt from registration under the Securities Act of 1933, as amended.

The Fund is obligated to redeem its FMTP Shares by the date as specified in its offering document (“Term Redemption”), unless redeemed earlier by the Fund. FMTP Shares are subject to optional and mandatory redemption in certain circumstances. FMTP Shares will be subject to redemption, at the option of the Fund (“Optional Redemption”), in whole or in part at any time only for the purposes of decreasing leverage of the Fund. The Fund may be obligated to redeem certain of the FMTP Shares if the Fund fails to maintain certain asset coverage and leverage ratio requirements and such failures are not cured by the applicable cure date. The Optional Redemption price per share is equal to the sum of the Liquidation Preference per share plus any accrued but unpaid dividends.

As of November 30, 2018, the number of FMTP Shares outstanding and annual dividend rate were as follows:

Series	Dates of Issuance	Shares Outstanding	Annual Dividend Rate
A	October 4, 2012 (a)	350	2.78%
B	October 4, 2012 (b)	350	3.01%

(a)

Effective November 30, 2017, the Board agreed, among other things, to extend the Term Redemption date and revise the annual dividend rate of the Series A FMTP Shares. Prior to November 30, 2017, the Term Redemption date for Series A FMTP shares was May 31, 2018 and the annual dividend rate was 2.07%.

(b)	Effective March 30, 2018, the Board agreed, among other things, to extend the Term Redemption date and revise the annual dividend rate of the Series B

25

Notes to Financial Statements (Unaudited) (continued)

FMTP Shares. Prior to March 30, 2018, the Term Redemption date for Series B FMTP shares was November 30, 2018 and the annual dividend rate was 1.89%.

As of November 30, 2018, the Term Redemption date and liquidation value for the FMTP Shares outstanding were as follows:

Series	Term Redemption Date	Liquidation Value
A	November 30, 2020	$35,445,959
B	May 31, 2021	$35,482,854

For financial reporting purposes only, the liquidation value of FMTP Shares is recorded as a liability on the Statement of Assets and Liabilities. Unpaid dividends on FMTP Shares are recognized as a component of “Interest expense and fees payable” on the Statement of Assets and Liabilities. Dividends accrued on FMTP Shares are recognized as a component of “Interest expense and fees” in the Statement of Operations.

(K)  Statement of Cash Flows.  The cash amount shown in the Fund’s Statement of Cash Flows is the amount included in the Fund’s Statement of Assets and Liabilities and represents the cash on hand at its custodian.

(L)  Municipal Bond Risk.  The Fund may invest more heavily in municipal bonds from certain cities, states, territories, or regions than others, which may increase the Fund’s exposure to losses resulting from economic, political, or regulatory occurrences impacting these particular cities, states, territories or regions. In addition, many state and municipal governments that issue securities are under significant economic and financial stress and may not be able to satisfy their obligations. The Fund may invest a substantial amount of its assets in municipal bonds whose interest is paid solely from revenues of similar projects, such as tobacco settlement bonds. If the Fund concentrates its investments in this manner, it assumes the legal and economic risks relating to such projects and this may have a significant impact on the Fund’s investment performance.

Certain of the issuers in which the Fund may invest have recently experienced, or may experience, significant financial difficulties and repeated credit rating downgrades. On May 3, 2017, the Commonwealth of Puerto Rico began proceedings to seek bankruptcy-type protections from approximately $74 billion in debt and approximately $48 billion in unfunded pension obligations. Puerto Rico’s debt restructuring of $122 billion is significantly larger than the previous largest U.S. public bankruptcy, which covered approximately $18 billion of debt for the city of Detroit. Puerto Rico’s debt restructuring process and other economic factors or developments, which could occur rapidly, may significantly affect the value of municipal securities of Puerto Rico. In September 2017, the Commonwealth of Puerto Rico did experience severe damage from Hurricane Maria which has impacted the island’s economy and has delayed the resolution of the debt restructuring as timetables are being revised. The Fund’s vulnerability to potential losses associated with such developments may be reduced through investing in municipal securities that feature credit enhancements (such as bond insurance). The bond insurance provider pays both principal and interest when due to the bond holder. The magnitude of Puerto Rico’s debt restructuring or other adverse economic developments could pose significant strains on the ability of municipal securities insurers to meet all future claims. As of November 30, 2018, 94.6% of the Puerto Rico municipal securities held by the Fund were insured. The Fund’s largest bond insurance provider, Assured Guaranty Municipal Corp., insured certain Puerto Rico municipal securities totalling 12.7% of the Fund’s net assets. Those securities, whose principal and interest are covered by bond insurance providers, are shown in the Portfolio of Investments.

(M)  Indemnifications.  Under the Fund’s organizational documents, its officers and trustees are indemnified against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts with third-party service providers that contain a variety of representations and warranties and which may provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. Based on experience, management is of the view that the risk of loss in connection with these potential indemnification obligations is remote. However, there can be no assurance that material liabilities related to such obligations will not arise in the future, which could adversely impact the Fund.

(N)  Quantitative Disclosure of Derivative Holdings.  The following tables show additional disclosures related to the Fund’s derivative and hedging activities, including how such activities are accounted for and their effect on the Fund’s financial positions, performance and cash flows. The Fund entered into United States Treasury Bond futures contracts to help manage the duration and yield curve positioning of the portfolio. These derivatives are not accounted for as hedging instruments.

Fair value of derivative instruments as of November 30, 2018:

Liability Derivatives

	Statement of Assets and Liabilities Location	Interest Rate Contracts Risk	Total
Futures Contracts	Net Assets—Net unrealized depreciation on investments and futures contracts (a)	$(381,445)	$(381,445)

Total Fair Value		$(381,445)	$(381,445)

(a)

Includes cumulative appreciation (depreciation) of futures contracts as reported in the Portfolio of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.

26	MainStay MacKay DefinedTerm Municipal Opportunities Fund

The effect of derivative instruments on the Statement of Operations for the period ended November 30, 2018:

Realized Gain (Loss)

	Statement of Operations Location	Interest Rate Contracts Risk	Total
Futures Contracts	Net realized gain (loss) on futures transactions	$44,221	$44,221

Total Realized Gain (Loss)		$44,221	$44,221

Change in Unrealized Appreciation (Depreciation)

	Statement of Operations Location	Interest Rate Contracts Risk	Total
Futures Contracts	Net change in unrealized appreciation (depreciation) on futures contracts	$917,481	$917,481

Total Change in Unrealized Appreciation (Depreciation)		$917,481	$917,481

Average Notional Amount

	Interest Rate Contracts Risk	Total
Futures Contracts Short	$(115,782,766)	$(115,782,766)

Note 3–Fees and Related Party Transactions

(A)  Manager and Subadvisor.  New York Life Investments, a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life Insurance Company (“New York Life”), serves as the Fund’s Manager, pursuant to an Amended and Restated Management Agreement (“Management Agreement”). The Manager provides offices, conducts clerical, recordkeeping and bookkeeping services, and keeps most of the financial and accounting records required to be maintained by the Fund. Except for the portion of salaries and expenses that are the responsibility of the Fund, the Manager pays the salaries and expenses of all personnel affiliated with the Fund and certain operational expenses of the Fund. The Fund reimburses New York Life Investments in an amount equal to a portion of the compensation of the Chief Compliance Officer attributable to the Fund. MacKay Shields LLC (“MacKay Shields” or the “Subadvisor”), a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life, serves as Subadvisor to the Fund and is responsible for the day-to-day portfolio management of the Fund. Pursuant to the terms of a Subadvisory Agreement (“Subadvisory Agreement”) between New York Life Investments and MacKay Shields, New York Life Investments pays for the services of the Subadvisor.

Under the Management Agreement, the Fund pays the Manager a monthly fee for services performed and the facilities furnished at an annual rate of 0.60% of the “Managed Assets”. Managed Assets is defined as the Fund’s total assets, minus the sum of its accrued liabilities (other than Fund liabilities incurred for the purpose of creating effective leverage (i.e. tender option bonds) or Fund liabilities related to liquidation preference of any Preferred shares issued).

During the six-month period ended November 30, 2018, New York Life Investments earned fees from the Fund in the amount of $2,590,004.

State Street provides sub-administration and sub-accounting services to the Fund pursuant to an agreement with New York Life Investments. These services include calculating the daily NAV of the Fund, maintaining the general ledger and sub-ledger accounts for the calculation of the Fund’s NAV, and assisting New York Life Investments in conducting various aspects of the Fund’s administrative operations. For providing these services to the Fund, State Street is compensated by New York Life Investments.

Pursuant to an agreement between the Fund and New York Life Investments, New York Life Investments is responsible for providing or procuring certain regulatory reporting services for the Fund. The Fund will reimburse New York Life Investments for the actual costs incurred by New York Life Investments in connection with providing or procuring these services for the Fund.

(B)  Transfer, Dividend Disbursing and Shareholder Servicing Agent.  Computershare Trust Company, N.A. (“Computershare”), 250 Royall Street, Canton, Massachusetts, 02021, is the Fund’s transfer, dividend disbursing and shareholder servicing agent pursuant to an agreement between the Fund and Computershare.

Note 4–Federal Income Tax

As of November 30, 2018, the cost and unrealized appreciation (depreciation) of the Fund’s investment portfolio, including applicable derivative contracts and other financial instruments, as determined on a federal income tax basis, were as follows:

	Federal Tax Cost	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)
Investments in Securities	$584,555,223	$43,332,428	$(5,804,552)	$37,527,876

As of May 31, 2018, for federal income tax purposes, capital loss carryforwards of $16,458,958 were available as shown in the table below, to the extent provided by the regulations to offset future realized gains of the Fund through the years indicated. To the extent that these capital loss carryforwards are used to offset future capital gains, it is probable that the capital gains so offset will not be distributed to shareholders. No capital gain distributions shall be made until any capital loss carryforwards have been fully utilized.

Capital Loss Available Through	Short-Term Capital Loss Amounts (000’s)	Long-Term Capital Loss Amounts (000’s)
Unlimited	$15,749	$709

27

Notes to Financial Statements (Unaudited) (continued)

The tax character of distributions paid during the year ended May 31, 2018 to Common shareholders (as reflected in the Statement of Changes in Net Assets) and Preferred shareholders (included as interest expense for financial statement purposes (See Note 2(J)) were as follows:

	2018
Distributions paid from:	Ordinary Income	Exempt Interest Dividends
Common shares	$628,776	$29,136,945
Preferred shares	30,149	1,377,528
Total	$658,925	$30,514,473

Note 5–Custodian

State Street is the custodian of cash and securities held by the Fund. Custodial fees are charged to the Fund based on the Fund’s net assets and/or the market value of securities held by the Fund and the number of certain transactions incurred by the Fund.

Note 6–Purchases and Sales of Securities (in 000’s)

During the six-month period ended November 30, 2018, purchases and sales of securities, other than short-term securities, were $147,475 and $124,826 respectively.

Note 7–Capital Share Transactions

During the six-month period ended November 30, 2018, no additional Common shares were issued.

Preferred Shares (a):	Shares	Amount
For the period June 26, 2012 through May 31, 2013:
Series A Shares Issued	350	$35,000,000
Series B Shares Issued	350	$35,000,000

(a)	For the period June 1, 2013 through November 30, 2018, there were no new shares issued.

Note 8–Recent Accounting Pronouncements

Effective November 30, 2018, the Fund has adopted disclosure requirements conforming to SEC Rule 6-04.17 of Regulation S-X that simplifies the reporting of information by registered investment companies in financial statements. The amendments require presentation of the total, rather than the components, of distributable earnings on the Statement of Assets and Liabilities and also require presentation of the total, rather than the components, of distributions to shareholders, except for tax return of capital distributions, if any, on the Statement of Changes in Net Assets. The amendments also removed the requirement for parenthetical disclosure of undistributed net investment income on the Statement of Changes in Net Assets. These Regulation S-X amendments are reflected in the Fund’s financial statements for the six-month period ended November 30, 2018.

To improve the effectiveness of fair value disclosure requirements, the Financial Accounting Standards Board recently issued Accounting Standard Update (ASU) 2018-13, Fair Value Measurement Disclosure Framework — Changes to the Disclosure Requirements for Fair Value Measurement (ASU 2018-13), which adds, removes, and modifies certain aspects relating to fair value disclosure. ASU 2018-13 is effective for interim and annual reporting periods beginning after December 15, 2019; early adoption of the additions relating to ASU 2018-13 is not required. Management has evaluated the implications of certain other provisions of the ASU and has determined to early adopt aspects related to the removal and modifications of certain fair value measurement disclosures under the ASU effective immediately. At this time, management is evaluating the implications of certain other provisions of the ASU related to new disclosure requirements and any impact on the financial statement disclosures has not yet been determined.

Note 9–Subsequent Events

In connection with the preparation of the financial statements of the Fund as of and for the six-month period ended November 30, 2018, events and transactions subsequent to November 30, 2018, through the date the financial statements were issued have been evaluated by the Fund’s management for possible adjustment and/or disclosure. No subsequent events requiring financial statement adjustment or disclosure have been identified, other than the following:

On October 1, 2018, the Fund declared a dividend in the amount of $0.085 per Common share, payable on December 31, 2018, to shareholders of record on December 14, 2018.

On December 14, 2018, the Fund paid its semiannual distribution to Series A and Series B Preferred shareholders in the amounts of $1,403.0743 and $1,517.6371, per Preferred share, respectively.

On January 2, 2019, the Fund declared dividends to Common shareholders for the upcoming quarter as shown in the following schedule:

Month	Ex-Date	Record Date	Payable Date	Amount
January	1/14/19	1/15/19	1/31/19	$0.085
February	2/14/19	2/15/19	2/28/19	$0.085
March	3/14/19	3/15/19	3/29/19	$0.085

28	MainStay MacKay DefinedTerm Municipal Opportunities Fund

Dividend Reinvestment Plan (Unaudited)

Pursuant to the Fund’s Dividend Reinvestment Plan (the “Plan”) shareholders whose shares are registered in their own name may “opt-in” to the Plan and elect to reinvest all or a portion of their distributions in the Common shares by providing the required enrollment notice to Computershare Trust Company, N.A., the Plan Administrator (“Plan Administrator”). Shareholders whose shares are held in the name of a broker or other nominee may have distributions reinvested only if such a service is provided by the broker or the nominee or if the broker or the nominee permits participation in the Plan. Shareholders whose shares are held in the name of a broker or other nominee should contact the broker or nominee for details. A shareholder may terminate participation in the Plan at any time by notifying the Plan Administrator before the record date of the next distribution through the Internet, by telephone or in writing. All distributions to shareholders who do not participate in the Plan, or have elected to terminate their participation in the Plan, will be paid by check mailed directly to the record holder by or under the direction of the Plan Administrator when the Fund declares a distribution.

When the Fund declares a dividend or other distribution (together, a “Dividend”) payable in cash, non-participants in the Plan will receive cash and participants in the Plan (i.e., those holders of Common shares who (“opt-in”) will receive the equivalent in Common shares. The Common shares will be acquired by the Plan Administrator for the participants’ accounts, depending upon the circumstances described below, either (i) through receipt of additional unissued but authorized Common shares from the Fund (“Newly Issued Common Shares”) or (ii) by purchase of outstanding Common shares on the open market (“Open-Market Purchases”) on the NYSE or elsewhere. If, on the payment date for any Dividend, the closing market price per Common share plus estimated per share fees, which include any brokerage commissions the Plan Administrator is required to pay, is equal to or greater than the NAV per Common share, the Plan Administrator will invest the Dividend amount in Newly Issued Common shares on behalf of the participants. The number of Newly Issued Common Shares to be credited to each participant’s account will be determined by dividing the dollar amount of the Dividend by the NAV per Common share on the payment date; provided that, if the NAV is less or equal to 95% of the closing market value on the payment date, the dollar amount of the Dividend will be divided by 95% of the closing market price per Common share on the payment date. If, on the payment date for any Dividend, the NAV per Common share is greater than the closing market value plus estimated per share fees, the Plan Administrator will invest the Dividend amount in Common shares acquired on behalf of the participants in Open-Market Purchases. In the event of a market discount on the payment date for any Dividend, the Plan Administrator will have until the last business day before the next date on which the Common shares trade on an “ex-dividend” basis or 30 days after the payment date for such Dividend, whichever is sooner (the “Last Purchase Date”), to invest the Dividend amount in Common shares acquired in Open-Market Purchases. It is contemplated that the Fund will pay monthly income Dividends. Therefore, the period during which Open-Market Purchases can be made will exist only from the payment date of each Dividend through the date before the next “ex-dividend” date which typically will be approximately fourteen days. If, before the Plan Administrator has completed its Open-Market Purchases, the market price per Common share exceeds the NAV per Common shares, the average per Common share purchase price paid by the Plan Admin-

istrator may exceed the NAV of the Common shares, resulting in the acquisition of fewer Common shares than if the Dividend had been paid in Newly Issued Common Shares on the Dividend payment date. Because of the foregoing difficulty with respect to Open-Market Purchases, the Plan provides that if the Plan Administrator is unable to invest the full Dividend amount in Open-Market Purchases during the purchase period or if the market discount shifts to a market premium during the purchase period, the Plan Administrator may cease making Open-Market Purchases and may invest the uninvested portion of the Dividend amount in Newly Issued Common Shares at the NAV per Common share at the close of business on the Last Purchase Date provided that, if the NAV per Common share is less than or equal to 95% of the then current market price per Common share; the dollar amount of the Dividend will be divided by 95% of the market price per Common share on the payment date.

The Plan Administrator maintains all shareholders’ accounts in the Plan and furnishes written confirmation of all transactions in the accounts, including information needed by shareholders for tax records. Common shares In the account of each Plan participant will be held by the Plan Administrator on behalf of the Plan participant, and each shareholder proxy will include those shares purchased or received pursuant to the Plan. The Plan Administrator will forward all proxy solicitation materials to participants and vote proxies for shares held under the Plan in accordance with the instructions of the participants.

In the case of shareholders such as banks, brokers or nominees which hold shares for others who are the beneficial owners, the Plan Administrator will administer the Plan on the basis of the number of Common shares certified from time to time by the record shareholder’s name and held for the account of beneficial owners who participate in the Plan.

There will be no charges with respect to Common shares issued directly by the Fund as a result of dividends or capital gains distributions payable either in Common shares or in cash. The Plan Administrator’s fees for the handling of the reinvestment of dividends and distributions will be paid by the Fund. However, each participant will pay a per share fee incurred in connection with Open-Market Purchases. The reinvestment of Dividends will not relieve participants of any Federal, state or local income tax that may be payable (or required to be withheld) on such dividends. See “U.S. Federal Income Tax Matters.” Participants that request a sale of shares through the Plan Administrator are subject to a $2.50 sales fee and a $.15 per share sold fee. All per share fees include any brokerage commission the Plan Administrator is required to pay.

The Fund reserves the right to amend or terminate the Plan. There is no direct service charge to participants with regard to purchases in the Plan; however, the Fund reserves the right to amend the Plan to include a service charge payable by the participants.

All correspondence or questions concerning the Plan should be directed to the Plan Administrator, Computershare Trust Company, N.A., by telephone (855) 456-9683, through the internet at www.computershare.com/investor or in writing to P.O. Box 505000, Louisville, Kentucky 40233.

29

Proxy Results

The Annual Meeting of Shareholders was held on September 26, 2018, to elect three Class III Trustees of the Fund by shareholders of record as on July 3, 2018. Listed below are the results of this voting.

Trustees	Votes For	Votes Against	Abstentions	Total

Yie-Hsin Hung	23,965,539.096	169,203.500	0	24,134,742.596

David H. Chow	23,941,496.096	193,246.500	0	24,134,742.596

Richard S. Trutanic	23,972,305.096	162,437.500	0	24,134,742.596

Proxy Voting Policies and Procedures and Proxy Voting Record

A description of the policies and procedures that New York Life Investments uses to vote proxies related to the Fund’s securities is available without charge, upon request, by visiting the MainStay Funds’ website at nylinvestments.com/mmd or on the SEC’s website at www.sec.gov.

The Fund is required to file with the SEC its proxy voting records for the 12-month period ending June 30 on Form N-PX. The most recent Form N-PX or proxy voting record is available free of charge upon request by calling 800-624-6782; visiting the MainStay Funds’ website at nylinvestments.com/mmd; or on the SEC’s website at www.sec.gov.

Shareholder Reports and Quarterly Portfolio Disclosure

The Fund is required to file its complete schedule of portfolio holdings with the SEC for its first and third fiscal quarters on Form N-Q. The Fund’s Form N-Q is available without charge, on the SEC’s website at www.sec.gov or by calling New York Life Investments at 800-624-6782.

30	MainStay MacKay DefinedTerm Municipal Opportunities Fund

Manager

New York Life Investment Management LLC

New York, New York

Subadvisor

MacKay Shields LLC1

New York, New York

Legal Counsel

Dechert LLP

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

Transfer, Dividend Disbursing and Shareholder Servicing Agent

Computershare Trust Company, N.A.

P.O. Box 505000

Louisville, Kentucky 40233

(855) 456-9683

nylinvestments.com/mmd

1. An affiliate of New York Life Investment Management LLC.

New York Life Investments is a service mark and name under which New York Life Investment Management LLC does business. New York Life Investments, an indirect subsidiary of New York Life Insurance Company, New York, NY 10010, provides investment advisory products and services.

1722074 MS356-18	MSMHI10-01/19 (NYLIM) NL264

Item 2.	Code of Ethics.

Not applicable.

Item 3.	Audit Committee Financial Expert.

Not applicable.

Item 4.	Principal Accountant Fees and Services.

Not applicable.

Item 5.	Audit Committee of Listed Registrants

Not applicable.

Item 6.	Schedule of Investments

The Schedule of Investments is included as part of Item 1 of this report.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10.	Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees.

Item 11.	Controls and Procedures.

(a)      Based on an evaluation of the Registrant’s Disclosure Controls and Procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) (the “Disclosure Controls”), as of a date within 90 days prior to the filing date (the “Filing Date”) of this Form

N-CSR (the “Report”), the Registrant’s principal executive officer and principal financial officer have concluded that the Disclosure Controls are reasonably designed to ensure that information required to be disclosed by the Registrant in the Report is recorded, processed, summarized and reported by the Filing Date, including ensuring that information required to be disclosed in the Report is accumulated and communicated to the Registrant’s management, including the Registrant’s principal executive officer and principal financial officer, as appropriate to allow timely decisions regarding required disclosure.

(b)      There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d)) under the Investment Company Act of 1940 that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12.	Exhibits.

(a)	Certifications of principal executive officer and principal financial officer as required by Rule 30a-2 under the Investment Company Act of 1940.

(b)	Certifications of principal executive officer and principal financial officer as required by Section 906 of the Sarbanes-Oxley Act of 2002.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

MAINSTAY MACKAY DEFINEDTERM MUNICIPAL OPPORTUNITIES FUND

By:	/s/ Kirk C. Lehneis
Kirk C. Lehneis
President and Principal Executive Officer

Date: February 4, 2019

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this Report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ Kirk C. Lehneis
Kirk C. Lehneis
President and Principal Executive Officer

Date: February 4, 2019

By:	/s/ Jack R. Benintende
Jack R. Benintende
Treasurer and Principal Financial and Accounting Officer

Date: February 4, 2019

EXHIBIT INDEX

(a)(2) Certifications of principal executive officer and principal financial officer as required by Rule 30a-2 under the Investment Company Act of 1940.

(b)      Certification of principal executive officer and principal financial officer as required by Section 906 of the Sarbanes-Oxley Act of 2002.